UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM   8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 20, 2011

FIRST ROBINSON FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-12969	36-4145294
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

501 EAST MAIN STREET, ROBINSON.  ILLINOIS 62454
(Address of principal executive offices)                  (Zip Code)

Registrant’s telephone number, including area code (618) 544-8621

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On September 20, 2011 the Board of Directors of First Robinson Financial Corporation (the “Company”) issued a news release to announce the authorization of a stock repurchase program for the Company.  The press release announcing the repurchase program is furnished as Exhibit 99 hereto.

Item 9.01    Financial Statements and Exhibits

(a)	Financial statements of businesses acquired. Not Applicable.
(b)	Pro forma financial information. Not Applicable.
(c)	Shell company transactions: Not Applicable.
(d)	Exhibits.

The following exhibit is attached as part of this report:

Exhibit 99    Press Release of First Robinson Financial Corporation dated September 20, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST ROBINSON FINANCIAL CORPORATION

Dated: September 21, 2011	By: /s/ Rick L. Catt Rick L. Catt, President/CEO

EXHIBIT INDEX

Exhibit Number

         99.   Press Release, dated September 20, 2011 issued by First Robinson Financial Corporation